                         FIRST CHICAGO NBD CORPORATION
                        PRO FORMA FINANCIAL INFORMATION


First Chicago Corporation (the "Corporation" or "First Chicago") and NBD Bancorp, Inc. ("NBD") have entered into an Agreement and Plan of Merger dated as of July 11, 1995 (the "Merger Agreement") pursuant to which the Corporation will merge with and into NBD. The name of the combined companies will be First Chicago NBD Corporation ("FCNBD").

It is anticipated that the Merger will be accounted for as a pooling-of-interests and will be expected to be consummated by early 1996, pending approvals of the stockholders of the Corporation and NBD, regulatory approvals, and other customary conditions of closing.

Pursuant to the Merger Agreement, at the effective time of the Merger, common stockholders of First Chicago will receive 1.81 shares of common stock of FCNBD in exchange for each outstanding share of First Chicago common stock. Each share of common stock of NBD will remain outstanding after the Merger and represent one share of FCNBD.

At the effective time of the Merger, each share of First Chicago's outstanding series of preferred stock will be exchanged for one share of FCNBD preferred stock with terms identical to those of the existing First Chicago preferred stock.

In connection with the execution of the Merger Agreement, First Chicago granted NBD an option to purchase, under certain circumstances, up to 19.9 percent of First Chicago's outstanding shares of common stock. NBD also granted First Chicago an option to purchase, under certain circumstances, up to 19.9 percent of NBD's outstanding shares of common stock.

The following pro forma financial information giving effect to the Merger, accounted for as a pooling-of-interests, includes: (i) the unaudited pro forma condensed combined balance sheet as of March 31, 1995, and (ii) the unaudited pro forma condensed combined statements of income for each of the three years in the period ended December 31, 1994, and for the three-month periods ended March 31, 1995 and 1994. The proforma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Corporation and NBD.

Effective January 7, 1995, NBD consummated its acquisition of the $910 million asset AmeriFed Financial Corp. ("AmeriFed") of Joliet, Illinois, which was accounted for as a purchase. Accordingly, the historical financial information for NBD as of and for the three months ended March 31, 1995, include the operations of AmeriFed. On July 1, 1995, NBD acquired the $760 million asset Deerbank Corporation ("Deerbank") of Deerfield, Illinois, which was accounted for as a purchase. With respect to the following pro forma condensed combined financial statements, the historical financial information for NBD was not restated to otherwise include amounts for AmeriFed and Deerbank as such acquisitions are not considered material.

                         FIRST CHICAGO NBD CORPORATION
                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF MARCH 31, 1995
                                  (UNAUDITED)

The following pro forma condensed combined balance sheet as of March 31, 1995, is presented to show the impact on the Corporation's historical financial condition of the merger with NBD. The Merger has been reflected under the pooling-of-interests method of accounting.

- ---------------------------------------------------------------------------------------------------
 FIRST CHICAGO NBD CORPORATION
 PRO FORMA CONDENSED COMBINED BALANCE SHEET
 AS OF MARCH 31, 1995
 (in millions)
                                             Corporation        NBD        Pro forma    Pro forma
                                            (as reported)  (as reported)  adjustments     FCNBD
- ---------------------------------------------------------------------------------------------------
 ASSETS
 Cash and due from banks-noninterest
    bearing..............................       $ 3,328        $ 2,789                  $  6,117
 Due from banks-interest bearing.........         9,120            654                     9,774
 Federal funds sold and securites
    under resale agreements..............        13,532            122                    13,654
 Trading account assets..................         6,098            125                     6,223
 Derivative product assets...............         8,590             65                     8,655
 Investment securities...................         2,499         11,592                    14,091
 Loans...................................        27,018         30,726                    57,744
 Allowance for credit losses.............          (754)          (458)                   (1,212)
 Other assets............................         2,947          2,141                     5,088
- ---------------------------------------------------------------------------------------------------
    Total assets.....................           $72,378        $47,756     $    -       $120,134
- ---------------------------------------------------------------------------------------------------

 LIABILITIES
 Deposits:
  Demand.................................       $ 6,791        $ 6,637                  $ 13,428
  Savings................................         7,564         12,445                    20,009
  Time...................................         5,794          9,566                    15,360
  Foreign offices........................        12,042          2,913                    14,955
- ---------------------------------------------------------------------------------------------------
    Total deposits...................            32,191         31,561             -      63,752
 Short term borrowings...................        22,730          8,929                    31,659
 Long term debt..........................         2,272          2,703                     4,975
 Derivative product liabilities..........         8,198             76                     8,274
 Other liabilities.......................         2,319            982           146       3,447
- ---------------------------------------------------------------------------------------------------
    Total liabilities................            67,710         44,251           146     112,107

 STOCKHOLDERS' EQUITY
 Preferred stock.........................           611              -                       611
 Common stock............................           466            161          (466)        324
                                                                                 163
 Surplus.................................         1,715            534        (1,715)      2,389
                                                                               1,855
 Retained earnings.......................         2,041          2,990          (142)      4,885
                                                                                  (4)
 Other...................................            (2)           (91)                      (93)
- ---------------------------------------------------------------------------------------------------
    Total............................             4,831          3,594          (309)      8,116
 Less: Treasury stock....................           163             89          (163)         89
    Stockholders' equity.............             4,668          3,505          (146)      8,027
- ---------------------------------------------------------------------------------------------------
    Total liabilities and
         stockholders' equity........           $72,378        $47,756     $    -       $120,134
===================================================================================================

See accompanying notes to pro forma financial information.

                         FIRST CHICAGO NBD CORPORATION

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                                  (UNAUDITED)

The following unaudited pro forma condensed combined statements of income are presented to show the impact on the Corporation's historical results of operations of the proposed merger with NBD. Such statements assume that the companies had been combined for each period presented.

- ----------------------------------------------------------------------------------------------------------------------
 FIRST CHICAGO NBD CORPORATION
 Pro Forma Condensed Combined Statements of Income
 (in millions, except per share data)
                                                                                                  For Three Months
                                                               For Year Ended December 31,          Ended March 31,
                                                              -----------------------------       ------------------
 INTEREST INCOME                                                1994       1993      1992           1995      1994
                                                              --------   --------  --------       --------  --------
 Interest and fees on loans..............                     $4,000.1   $3,611.5  $3,934.0       $1,252.1  $  899.7
 Interest on federal funds sold and
   securities under resale agreements....                        623.9      349.6     290.7          244.9      91.9
 Interest on trading account assets......                        284.4      227.3     268.1           90.5      60.0
 Interest on investment securities.......                        832.5      724.2     811.3          228.7     180.2
 Other interest income...................                        394.4      334.3     409.3          142.9      82.0
                                                            ---------------------------------   ----------------------
   Total.............................                          6,135.3    5,246.9   5,713.4        1,959.1   1,313.8

 INTEREST EXPENSE
 Interest on deposits....................                      1,652.7    1,472.0   2,082.4          586.6     337.4
 Interest on short-term borrowings.......                      1,230.0      760.1     752.8          489.2     198.6
 Interest on long-term debt..............                        296.9      230.9     185.4           89.0      65.9
                                                            ---------------------------------   ----------------------
   Total.............................                          3,179.6    2,463.0   3,020.6        1,164.8     601.9

 NET INTEREST INCOME.....................                      2,955.7    2,783.9   2,692.8          794.3     711.9
 Provision for credit losses.............                        276.0      389.7     653.5           85.1      65.5
 Provision for loans held for
   accelerated disposition...............                           -          -      491.0             -         -
                                                            ---------------------------------   ----------------------
 Net Interest Income After Combined
   Credit Provisions.....................                      2,679.7    2,394.2   1,548.3          709.2     646.4

 NONINTEREST INCOME
 Equity securities gains.................                        228.6      480.2     204.6           54.9     134.2
 Investment securities gains (losses)....                         (1.3)       9.6      10.2            1.4       0.9
 Credit card fee revenue.................                        870.7      730.3     553.4          200.7     190.6
 Other noninterest income................                      1,322.2    1,567.7   1,249.2          348.8     314.9
                                                            ---------------------------------   ----------------------
   Total.............................                          2,420.2    2,787.8   2,017.4          605.8     640.6

 NONINTEREST EXPENSE
 Salaries and employee benefits..........                      1,589.6    1,557.7   1,424.2          409.1     384.2
 Occupancy and equipment expense.........                        501.6      460.3     489.2          121.4     140.1
 Other expense...........................                      1,131.7    1,162.0   1,380.0          271.1     282.5
                                                            ---------------------------------   ----------------------
   Total.............................                          3,222.9    3,180.0   3,293.4          801.6     806.8

 INCOME BEFORE INCOME TAXES..............                      1,877.0    2,002.0     272.3          513.4     480.2
 Applicable income taxes.................                        640.0      715.7      48.8          177.4     163.5
                                                            ---------------------------------   ----------------------
 INCOME FROM CONTINUING OPERATIONS.......                     $1,237.0   $1,286.3  $  223.5       $  336.0  $  316.7
                                                            ---------------------------------   ----------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary.................................                        $3.67      $3.90     $0.60          $1.01     $0.95
 Fully diluted...........................                        $3.62      $3.78     $0.60          $0.99     $0.93

 Weighed average shares
 Primary.................................                        322.7      315.4     299.2          324.1     319.9
 Fully diluted...........................                        330.8      331.3     N/M            331.2     332.2

======================================================================================================================

N/M = Not Meaningful

See accompanying notes to pro forma financial information.

 FIRST CHICAGO NBD CORPORATION
 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 1994
 (IN MILLIONS, EXCEPT PER SHARE DATA)

 UNAUDITED
                                             Corporation        NBD       Pro Forma
                                            (as reported)   (as reported)   FCNBD
- -------------------------------------------------------------------------------------
 INTEREST INCOME
 Interest and fees on loans..............      $1,897.2       $2,102.9    $4,000.1
 Interest on federal funds sold and
   securities under resale agreements....         615.2            8.7       623.9
 Interest on trading account assets......         277.7            6.7       284.4
 Interest on investment securities.......          68.2          764.3       832.5
 Other interest income...................         361.7           32.7       394.4
- -------------------------------------------------------------------------------------
    Total............................           3,220.0        2,915.3     6,135.3

 INTEREST EXPENSE
 Interest on deposits....................         779.5          873.2     1,652.7
 Interest on short-term borrowings.......         939.4          290.6     1,230.0
 Interest on long-term debt..............         170.1          126.8       296.9
- -------------------------------------------------------------------------------------
    Total............................           1,889.0        1,290.6     3,179.6

 NET INTEREST INCOME.....................       1,331.0        1,624.7     2,955.7
 Provision for credit losses.............         224.0           52.0       276.0
- -------------------------------------------------------------------------------------
 Net Interest Income After
   Provision for Credit Losses...........       1,107.0        1,572.7     2,679.7

 NONINTEREST INCOME
 Equity securities gains.................         228.6            -         228.6
 Investment securities gains (losses)....           1.2           (2.5)       (1.3)
 Credit card fee revenue.................         832.1           38.6       870.7
 Other noninterest income................         812.7          509.5     1,322.2
- -------------------------------------------------------------------------------------
    Total............................           1,874.6          545.6     2,420.2

 NONINTEREST EXPENSE
 Salaries and employee benefits..........         868.9          720.7     1,589.6
 Occupancy and equipment expense.........         294.7          206.9       501.6
 Other expense...........................         755.0          376.7     1,131.7
- -------------------------------------------------------------------------------------
    Total............................           1,918.6        1,304.3     3,222.9

 INCOME BEFORE INCOME TAXES..............       1,063.0          814.0     1,877.0
 Applicable income taxes.................         373.3          266.7       640.0
- -------------------------------------------------------------------------------------
 INCOME FROM CONTINUING OPERATIONS.......      $  689.7       $  547.3    $1,237.0
- -------------------------------------------------------------------------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary.................................         $7.04          $3.45       $3.67
 Fully diluted...........................         $6.88          $3.43       $3.62

 Weighed average shares
 Primary.................................          90.5          158.8       322.7
 Fully diluted...........................          94.2          160.1       330.8

See accompanying notes to pro forma financial information.

                                    - 5a -

 FIRST CHICAGO NBD CORPORATION
 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 1993
 (IN MILLIONS, EXCEPT PER SHARE DATA)

 UNAUDITED
                                            Corporation        NBD       Pro Forma
                                           (as reported)  (as reported)    FCNBD
- -------------------------------------------------------------------------------------
 INTEREST INCOME
 Interest and fees on loans..............      $1,687.4       $1,924.1    $3,611.5
 Interest on federal funds sold and
   securities under resale agreements....         344.8            4.8       349.6
 Interest on trading account assets......         221.9            5.4       227.3
 Interest on investment securities.......          72.0          652.2       724.2
 Other interest income...................         298.0           36.3       334.3
- -------------------------------------------------------------------------------------
    Total............................           2,624.1        2,622.8     5,246.9

 INTEREST EXPENSE
 Interest on deposits....................         644.1          827.9     1,472.0
 Interest on short-term borrowings.......         603.9          156.2       760.1
 Interest on long-term debt..............         150.3           80.6       230.9
- -------------------------------------------------------------------------------------
    Total............................           1,398.3        1,064.7     2,463.0

 NET INTEREST INCOME.....................       1,225.8        1,558.1     2,783.9
 Provision for credit losses.............         270.0          119.7       389.7
- -------------------------------------------------------------------------------------
 Net Interest Income After
   Provision for Credit Losses...........         955.8        1,438.4     2,394.2

 NONINTEREST INCOME
 Equity securities gains.................         480.2            -         480.2
 Investment securities gains.............           0.3            9.3         9.6
 Credit card fee revenue.................         694.2           36.1       730.3
 Other noninterest income................       1,027.7          540.0     1,567.7
- -------------------------------------------------------------------------------------
    Total............................           2,202.4          585.4     2,787.8

 NONINTEREST EXPENSE
 Salaries and employee benefits..........         853.9          703.8     1,557.7
 Occupancy and equipment expense.........         258.0          202.3       460.3
 Other expense...........................         746.2          415.8     1,162.0
- -------------------------------------------------------------------------------------
    Total............................           1,858.1        1,321.9     3,180.0

 INCOME BEFORE INCOME TAXES..............       1,300.1          701.9     2,002.0
 Applicable income taxes.................         495.6          220.1       715.7
- -------------------------------------------------------------------------------------
 INCOME FROM CONTINUING OPERATIONS.......      $  804.5       $  481.8    $1,286.3
- -------------------------------------------------------------------------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary.................................         $8.78          $2.98       $3.90
 Fully diluted...........................         $8.43          $2.93       $3.78

 Weighed average shares
 Primary.................................          85.2          161.3       315.4
 Fully diluted...........................          90.3          167.9       331.3

See accompanying notes to pro forma financial information.

                                    - 5b -

FIRST CHICAGO NBD CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1992
(IN MILLIONS, EXCEPT PER SHARE DATA)

 UNAUDITED
                                              Corporation        NBD      Pro Forma
                                             (as reported)  (as reported)   FCNBD
- -------------------------------------------------------------------------------------
 INTEREST INCOME
 Interest and fees on loans..............      $1,894.4       $2,039.6    $3,934.0
 Interest on federal funds sold and
   securities under resale agreements....         284.8            5.9       290.7
 Interest on trading account assets......         259.0            9.1       268.1
 Interest on investment securities.......          73.4          737.9       811.3
 Other interest income...................         358.0           51.3       409.3
- -------------------------------------------------------------------------------------
    Total............................           2,869.6        2,843.8     5,713.4

 INTEREST EXPENSE
 Interest on deposits....................         973.7        1,108.7     2,082.4
 Interest on short-term borrowings.......         586.0          166.8       752.8
 Interest on long-term debt..............         126.9           58.5       185.4
- -------------------------------------------------------------------------------------
    Total............................           1,686.6        1,334.0     3,020.6

 NET INTEREST INCOME.....................       1,183.0        1,509.8     2,692.8
 Provision for credit losses.............         425.0          228.5       653.5
 Provision for loans held for
   accelerated disposition...............         491.0            -         491.0
- -------------------------------------------------------------------------------------
 Net Interest Income After Combined
   Credit Provisions.....................         267.0        1,281.3     1,548.3

 NONINTEREST INCOME
 Equity securities gains.................         204.6            -         204.6
 Investment securities gains.............           8.6            1.6        10.2
 Credit card fee revenue.................         516.1           37.3       553.4
 Other noninterest income................         758.9          490.3     1,249.2
- -------------------------------------------------------------------------------------
    Total............................           1,488.2          529.2     2,017.4

 NONINTEREST EXPENSE
 Salaries and employee benefits..........         748.0          676.2     1,424.2
 Occupancy and equipment expense.........         297.2          192.0       489.2
 Other expense...........................         910.1          469.9     1,380.0
- -------------------------------------------------------------------------------------
    Total............................           1,955.3        1,338.1     3,293.4

 INCOME (LOSS) BEFORE INCOME TAXES.......        (200.1)         472.4       272.3
 Applicable income taxes (benefits)......         (85.6)         134.4        48.8
- -------------------------------------------------------------------------------------
 INCOME FROM CONTINUING OPERATIONS.......      $ (114.5)      $  338.0    $  223.5
- -------------------------------------------------------------------------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary.................................        $(2.08)         $2.11       $0.60
 Fully diluted...........................        $(2.08)         $2.06       $0.60

 Weighed average shares
 Primary.................................          76.5          160.7       299.2
 Fully diluted...........................        N/M             168.9       N/M

N/M = Not Meaningful.

See accompanying notes to pro forma financial information.

                                    - 5c -

 FIRST CHICAGO NBD CORPORATION
 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 FOR THE THREE MONTHS ENDED MARCH 31, 1995
 (IN MILLIONS, EXCEPT PER SHARE DATA)

 UNAUDITED
                                             Corporation        NBD       Pro Forma
                                            (as reported)  (as reported)    FCNBD
- -------------------------------------------------------------------------------------
 INTEREST INCOME
 Interest and fees on loans..............      $  604.9       $  647.2    $1,252.1
 Interest on federal funds sold and
   securities under resale agreements....         240.8            4.1       244.9
 Interest on trading account assets......          88.7            1.8        90.5
 Interest on investment securities.......          21.0          207.7       228.7
 Other interest income...................         131.6           11.3       142.9
- -------------------------------------------------------------------------------------
    Total............................           1,087.0          872.1     1,959.1

 INTEREST EXPENSE
 Interest on deposits.....................        294.0          292.6       586.6
 Interest on short-term borrowings........        373.5          115.7       489.2
 Interest on long-term debt...............         45.9           43.1        89.0
- -------------------------------------------------------------------------------------
    Total............................             713.4          451.4     1,164.8

 NET INTEREST INCOME......................        373.6          420.7       794.3
 Provision for credit losses..............         65.0           20.1        85.1
- -------------------------------------------------------------------------------------
 Net Interest Income After
   Provision for Credit Losses............        308.6          400.6       709.2

 NONINTEREST INCOME
 Equity securities gains..................         54.9            -          54.9
 Investment securities gains..............          -              1.4         1.4
 Credit card fee revenue..................        191.2            9.5       200.7
 Other noninterest income.................        224.0          124.8       348.8
- -------------------------------------------------------------------------------------
    Total............................             470.1          135.7       605.8

 NONINTEREST EXPENSE
 Salaries and employee benefits...........        231.8          177.3       409.1
 Occupancy and equipment expense..........         67.8           53.6       121.4
 Other expense............................        178.5           92.6       271.1
- -------------------------------------------------------------------------------------
    Total............................             478.1          323.5       801.6

 INCOME BEFORE INCOME TAXES...............        300.6          212.8       513.4
 Applicable income taxes..................        105.5           71.9       177.4
- -------------------------------------------------------------------------------------
 INCOME FROM CONTINUING OPERATIONS........     $  195.1       $  140.9    $  336.0
- -------------------------------------------------------------------------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary..................................        $2.03          $0.88       $1.01
 Fully diluted............................        $1.98          $0.88       $0.99

 Weighed average shares
 Primary..................................         91.0          159.5       324.1
 Fully diluted............................         94.8          159.6       331.2

See accompanying notes to pro forma financial information.

                                    - 5d -

 FIRST CHICAGO NBD CORPORATION
 PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
 FOR THE THREE MONTHS ENDED MARCH 31, 1994
 (IN MILLIONS, EXCEPT PER SHARE DATA)

 UNAUDITED
                                              Corporation        NBD      Pro Forma
                                             (as reported)  (as reported)   FCNBD
- -------------------------------------------------------------------------------------
 INTEREST INCOME
 Interest and fees on loans..............      $  437.6       $  462.1    $  899.7
 Interest on federal funds sold and
   securities under resale agreements....          91.0            0.9        91.9
 Interest on trading account assets......          59.1            0.9        60.0
 Interest on investment securities.......          15.9          164.3       180.2
 Other interest income...................          75.0            7.0        82.0
- -------------------------------------------------------------------------------------
    Total............................             678.6          635.2     1,313.8

 INTEREST EXPENSE
 Interest on deposits....................         153.9          183.5       337.4
 Interest on short-term borrowings.......         153.2           45.4       198.6
 Interest on long-term debt..............          40.9           25.0        65.9
- -------------------------------------------------------------------------------------
    Total............................             348.0          253.9       601.9

 NET INTEREST INCOME.....................         330.6          381.3       711.9
 Provision for credit losses.............          50.0           15.5        65.5
- -------------------------------------------------------------------------------------
 Net Interest Income After
   Provision for Credit Losses...........         280.6          365.8       646.4

 NONINTEREST INCOME
 Equity securities gains.................         134.2            -         134.2
 Investment securities gains.............           0.5            0.4         0.9
 Credit card fee revenue.................         182.3            8.3       190.6
 Other noninterest income................         184.9          130.0       314.9
- -------------------------------------------------------------------------------------
    Total............................             501.9          138.7       640.6
- -------------------------------------------------------------------------------------

 NONINTEREST EXPENSE
 Salaries and employee benefits..........         207.4          176.8       384.2
 Occupancy and equipment expense.........          88.1           52.0       140.1
 Other expense...........................         189.0           93.5       282.5
- -------------------------------------------------------------------------------------
    Total............................             484.5          322.3       806.8

 INCOME BEFORE INCOME TAXES..............         298.0          182.2       480.2
 Applicable income taxes.................         104.2           59.3       163.5
- -------------------------------------------------------------------------------------
 INCOME FROM CONTINUING OPERATIONS.......      $  193.8       $  122.9    $  316.7
- -------------------------------------------------------------------------------------

 COMMON SHARE DATA
 Income from continuing operations
 Primary.................................         $2.05          $0.77       $0.95
 Fully diluted...........................         $2.00          $0.75       $0.93

 Weighed average shares
 Primary.................................          87.7          161.1       319.9
 Fully diluted...........................          91.6          166.4       332.2

See accompanying notes to pro forma financial information.

                                    - 5e -

                         FIRST CHICAGO NBD CORPORATION
                         NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

a) The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. It is anticipated that the Merger will be consummated in the first quarter of 1996.

b) The Corporation is still in the process of reviewing its accounting policies in light of those employed by NBD. As a result of this review, it might be necessary to restate either the Corporation's or NBD's financial statements to conform to those accounting policies that are most appropriate. No restatements of prior periods have been included in the pro forma condensed combined financial statements. Any restatements, if appropriate, will be made upon the completion of this review process.

c) Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and statements of income to conform statement presentations. Transactions conducted in the ordinary course of business between the two companies are immaterial, and accordingly, have not been eliminated.

d) Pro forma adjustments to common shares and surplus at March 31, 1995, reflect the Merger accounted for as a pooling-of-interests, through the exchange of 162.6 million shares of FCNBD common stock (using the common exchange ratio of 1.81) for the 89.8 million outstanding shares of the Corporation. Retained earnings and dividends payable have been adjusted by approximately $4 million, reflecting the pro forma number of shares at NBD's current dividend rate.

     The pro forma entries are displayed below (in millions):

        Dr. Common stock (First Chicago).............   $  466
        Dr. Common surplus (First Chicago)...........    1,715
             Cr. Treasury stock (First Chicago)......              $  163
             Cr. Common stock (FCNBD)................                 163
             Cr. Common surplus (FCNBD)..............               1,855

        Dr. Retained earnings........................   $    4
             Cr. Other liabilities...................              $    4

e) The pro forma financial information presented does not give effect to the Corporation's and NBD's plan to repurchase in the aggregate approximately $300 million worth of the Corporation and NBD's common stock prior to the consummation of the Merger.

f) Income per share data has been computed based on the combined historical income from continuing operations applicable to common stockholders of the Corporation and NBD using the historical weighted average number of outstanding shares of NBD's common stock and the historical weighted average number of outstanding shares of the Corporation's common stock adjusted to equivalent shares of FCNBD's common stock, as of the earliest period presented.

g) The pro forma condensed combined financial statements do not include the anticipated cost savings in connection with the Merger. It is estimated, however, that approximately $200 million in pre-tax annualized cost savings ($126 million after- tax) will be realized by the combined company in 1997. Reductions resulting from elimination of the overlap in Chicago-area retail branch expense constitute the largest component. Product synergies in the large corporate and middle markets, and staff and functional areas, also provide additional expense reduction opportunities.

h) The Corporation and NBD are still in the process of reviewing their combined investment securities portfolio to determine the classification of such securities as either available for sale or held to maturity in connection with the combined companies' existing interest rate risk position. As a result of this review, certain reclassifications of FCNBD's investment securities might take place. No adjustments have been made to existing securities classifications in the pro forma condensed combined balance sheet. Any such reclassifications will be accounted for in accordance with Financial Accounting Standards Board's Statement No. 115.

i) A liability of $225 million has been recorded in the unaudited pro forma condensed combined balance sheet to reflect management's current estimate of merger and restructuring related charges in connection with the Merger. This resulted in a $142 million after-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet.

     The pro forma entries are displayed below (in millions):

        Dr. Retained earnings.................  $142
        Dr. Other liabilities-taxes payable...    83
             Cr. Other liabilities-reserve....            $225

     It is anticipated that substantially all of these charges will be paid within 12 months subsequent to the Merger. This charge has been excluded from the pro forma condensed combined income statement due to its nonrecurring nature. The following table provides details of the estimated pre-tax charges (in millions).

                                        Amount
                                      ----------
          Personnel                     $150
          Facilities and equipment        45
          Other Merger expenses           30
                                        ----
                                        $225
                                        ====